SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – March 11, 2003

(Date of Earliest Event Reported)

Commission File No. 1-10352

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Item 9. Regulation FD Disclosure

On March 11, 2003, Columbia Laboratories, Inc. (“Columbia”) issued a press release setting forth Columbia’s fourth-quarter and year-end results of operations for 2002. A copy of Columbia’s press release is attached hereto as Exhibit (99) and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2003

COLUMBIA LABORATORIES, INC.

By:	/s/ David L. Weinberg
David L. Weinberg Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99	Press Release